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                                                                     EXHIBIT 4.1

                           NUMBER                          SHARES
NXW

                                                       SEE REVERSE FOR
                        COMMON STOCK                 CERTAIN DEFINITIONS

                              Nx NETWORKS, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                 CUSIP 629478108

THIS CERTIFIES THAT



is the owner of

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.05 PAR VALUE PER
                                    SHARE, OF

                                Nx NETWORKS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

      This Certificate and the shares of Common Stock represented hereby are issued and held subject to the laws of the State of Delaware and to the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Corporation, each as from time to time amended. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                     [SEAL]

Dated

/s/ Jay R. Schifferli                          /s/ Steven T. Francesco
Secretary                                      Chairman of Chief Executive
                                               Officer

COUNTERSIGNED AND REGISTERED:
    BankBoston, N.A.
        TRANSFER AGENT AND REGISTRAR
BY

              AUTHORIZED OFFICER


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                                Nx NETWORKS, INC.

      The Corporation has more than one class of stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting power, qualifications and special and relative right of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation as set forth in the Amended and Restated Certificate of Incorporation and amendments thereto filed with the Secretary of State of the State of Delaware.

      KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM       -     as tenant in common
TEN ENT       -     as tenants by the entireties
JT TEN        -     As joint tenants with right of
                    Survivorship and not as
                    Tenants in common
UNIF GIFT MIN ACT - _____________________ Custodian ______________________
                         (Cust)                           (Minor)
                  under Uniform Gifts to Minors
                  Act __________________________________________________
                                        (State)
      Additional abbreviations may also be used though not in the above list.

      For value received, ______________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________

_______________________________________

_______________________________________

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

__________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.



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Dated:_____________________
                              _________________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.